                                                                   Exhibit 10.62

After recording please return:

Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York  10019
Attention:  Ronald S. Brody, Esq.

--------------------------------------------------------------------------------

                          MORTGAGE, SECURITY AGREEMENT,
                         ASSIGNMENT OF LEASES AND RENTS,
                               AND FIXTURE FILING

                                     made by

                      MONTICELLO RACEWAY MANAGEMENT, INC.,

                                   Mortgagor,

                                       to

                              THE BANK OF NEW YORK,

                   as Trustee and Collateral Agent, Mortgagee

THIS INSTRUMENT  AFFECTS REAL AND PERSONAL PROPERTY SITUATED IN THE STATE OF NEW
YORK, COUNTY OF SULLIVAN,  KNOWN BY THE STREET ADDRESS OF ST. REGIS TRUST PARCEL
(232 ACRES MORE OR LESS)  MONTICELLO,  NEW YORK.
THIS MORTGAGE  CONSTITUTES A FINANCING  STATEMENT FILED AS A FIXTURE FILING, AND
IS TO BE FILED AND INDEXED IN THE REAL ESTATE  RECORDS AND ALSO TO BE INDEXED IN
THE  INDEX  OF  FINANCING  STATEMENTS  (FIXTURE  FILINGS)  UNDER  THE  NAMES  OF
MORTGAGOR,  AS "DEBTOR," AND MORTGAGEE, AS "SECURED PARTY." SEE GRANTING CLAUSES
AND SECTION 18 OF THIS INSTRUMENT FOR DESCRIPTION OF FIXTURES AND OTHER DETAILS.
THIS  MORTGAGE  DOES NOT  COVER  REAL  PROPERTY  PRINCIPALLY  IMPROVED  OR TO BE
IMPROVED BY ONE OR MORE STRUCTURES CONTAINING IN THE AGGREGATE NOT MORE THAN SIX
RESIDENTIAL  DWELLING UNITS EACH HAVING THEIR OWN SEPARATE  COOKING  FACILITIES.
THE "MAXIMUM  PRINCIPAL  AMOUNT"  SECURED BY THIS MORTGAGE IS  $65,000,000  (SEE
SECTION 33 FOR THE MAXIMUM TOTAL AMOUNT THAT THIS MORTGAGE SECURES). Dated as of
March 22, 2006

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                      -i-

                          MORTGAGE, SECURITY AGREEMENT,
               ASSIGNMENT OF LEASES AND RENTS, AND FIXTURE FILING

          THIS MORTGAGE, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS, AND
FIXTURE  FILING,  dated  as of  March  22,  2006 is made by  MONTICELLO  RACEWAY
MANAGEMENT,  INC., a New York corporation (the "MORTGAGOR"),  with an address at
c/o Monticello Raceway,  Route 17B,  Monticello,  New York 12701, to THE BANK OF
NEW YORK, a New York banking corporation, as Collateral Agent (in such capacity, the "MORTGAGEE"), with an address at 101 Barclay Street - 8W, New York, New York
10286,  Attn.:  Corporate  Trust  Administration.  References to this "MORTGAGE"
shall mean this instrument and any and all renewals, modifications,  amendments,
supplements,   extensions,   consolidations,    substitutions,   spreaders   and
replacements of this instrument.

                                   BACKGROUND

     A.   Mortgagor is a party to the Indenture, dated as of July 23, 2004 (as amended, supplemented or otherwise modified from time to time, the "INDENTURE"), among the Mortgagor, as the Issuer, the Guarantors named therein (each, a
"SUBSIDIARY GUARANTOR" and collectively together with the Company, the "CREDIT
PARTIES") and THE BANK OF NEW YORK, as Trustee (in such capacity, the "TRUSTEE")
and as Collateral Agent.

     B.   Pursuant to the terms of the Indenture, the Mortgagor is issuing SIXTY
FIVE MILLION AND NO DOLLARS ($65,000,000) aggregate principal amount of 5 1/2%
Senior Notes due 2014 (the "NOTES"), which will be guaranteed on a senior basis, in part, by each of the Credit Parties. The terms of the Indenture are incorporated by reference in this Mortgage as if the terms thereof were fully set forth herein. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Indenture. References in this Mortgage to the
"OVERDUE RATE" shall mean the applicable interest rate pursuant to the Indenture for any overdue payment.

     C.   The Mortgagor is the owner of the fee simple estate in the parcel(s)
of real property described on EXHIBIT A attached hereto (the "OWNED LAND") and owns, leases or otherwise has the right to use all of the buildings, improvements, structures, and fixtures now or subsequently located on the Owned
Land (the "IMPROVEMENTS"; the Owned Land and the Improvements being collectively referred to as the "REAL ESTATE").

     D.   As an inducement to the Trustee to enter into the Indenture and the
Initial Purchaser to purchase the Notes, the Mortgagor is executing and delivering this Mortgage to the Mortgagee. References herein to the "SECURED
PARTIES" shall mean the collective reference to the Mortgagee, the Trustee, each
Holder and any holder of the Obligations (as hereinafter defined), and their respective successors, endorsees, transferees and assigns.

                                GRANTING CLAUSES

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Mortgagor agrees that to secure the payment and performance of all obligations and liabilities of the Mortgagor and the
Credit Parties which may arise under or in connection with the Collateral
Agreements, in each case whether on account of reimbursement obligations, for fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Mortgagee or to any Secured Party that are required to be paid by the Mortgagee pursuant to the terms of this
Mortgage or any other Collateral Agreement) (collectively, the "OBLIGATIONS");

THE MORTGAGOR HEREBY GRANTS TO THE MORTGAGEE A LIEN UPON AND A SECURITY INTEREST
IN, AND HEREBY MORTGAGES AND WARRANTS, GRANTS, ASSIGNS, TRANSFERS AND SETS OVER
UNTO THE MORTGAGEE FOR THE USE AND BENEFIT OF THE MORTGAGEE, AS COLLATERAL
AGENT:

          (a)  the Owned Land;

          (b)  all right, title and interest the Mortgagor now has or may hereafter acquire in and to the Improvements or any part thereof (whether owned in fee by the Mortgagor or held pursuant to any Lease or otherwise)
     and all the estate, right, title, claim or demand whatsoever of the
     Mortgagor, in possession or expectancy, in and to the Real Estate or any part thereof;

          (c)  all right, title and interest of the Mortgagor in, to and under all easements, rights of way, licenses, operating agreements, abutting strips and gores of land, streets, ways, alleys, passages, sewer rights, waters, water courses, water and flowage rights, development rights, air rights, mineral and soil rights, plants, standing and fallen timber, and all estates, rights, titles, interests, privileges, licenses, tenements, hereditaments and appurtenances belonging, relating or appertaining to the
     Real Estate, and any reversions, remainders, rents, issues, profits and revenue thereof and all land lying in the bed of any street, road or avenue, in front of or adjoining the Real Estate to the center line thereof;

          (d)  all of the fixtures, chattels, business machines, machinery, apparatus, equipment, furnishings, fittings, appliances and articles of personal property of every kind and nature whatsoever, and all appurtenances and additions thereto and substitutions or replacements thereof (together with, in each case, attachments, components, parts and accessories) currently owned or subsequently acquired by the Mortgagor and now or subsequently attached to, or contained in or used or usable in any way in connection with any operation or letting of the Real Estate, including but without limiting the generality of the foregoing, all screens, awnings, shades, blinds, curtains, draperies, artwork, carpets, rugs, storm doors and windows, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilating, air conditioning and air-cooling apparatus, refrigerating, and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems
     (including window cleaning apparatus), telephones, communication systems
     (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description (all of the foregoing in this paragraph (d) being referred to as the "EQUIPMENT");

          (e)  all right, title and interest of the Mortgagor in and to all substitutes and replacements of, and all additions and improvements to, the
     Real Estate and the Equipment, subsequently acquired by or released to the
     Mortgagor or constructed, assembled or placed by the Mortgagor on the Real
     Estate, immediately upon such acquisition, release, construction, assembling or placement, including, without limitation, any and all building materials whether stored at the Real Estate or offsite, and, in each such case, without any further deed, conveyance, assignment or other act by the Mortgagor;

          (f)  all right, title and interest of the Mortgagor in, to and under all leases, subleases, underlettings, concession agreements, management agreements, licenses and other agreements relating to the use or occupancy of the Real Estate or the Equipment or any part thereof, now existing or subsequently entered into by the Mortgagor and whether written or oral and all guarantees of any of the foregoing (collectively, as any of the foregoing may be amended, restated, extended, renewed or modified from time to time, the "LEASES"), and all rights of the Mortgagor in respect of cash and securities deposited thereunder and the right to receive and collect the revenues, income, rents, issues and profits thereof, together with all other rents, royalties, issues, profits, revenue, income and other benefits arising from the use and enjoyment of the Mortgaged Property (as defined below) (collectively, the "RENTS");

          (g)  all unearned premiums under insurance policies now or subsequently obtained by the Mortgagor relating to the Real Estate or
     Equipment and the Mortgagor's interest in and to all proceeds of any such insurance policies (including title insurance policies) including the right to collect and receive such proceeds, subject to the provisions relating to insurance generally set forth below; and all awards and other compensation, including the interest payable thereon and the right to collect and receive the same, made to the present or any subsequent owner of the Real Estate or
     Equipment for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Estate or any easement or other right therein;

          (h)  to the extent not expressly prohibited under the applicable contract, consent, license or other item unless the appropriate consent has been obtained, all right, title and interest of the Mortgagor in and to (i)
     all contracts from time to time executed by the Mortgagor or any manager or agent on its behalf relating to the ownership, construction, maintenance, repair, operation, occupancy, sale or financing of the Real Estate or
     Equipment or any part thereof and all agreements and options relating to the purchase or lease of any portion of the Real Estate, together with the right to exercise such options and all leases of Equipment, (ii) all consents, licenses, building permits, certificates of occupancy and other governmental approvals relating to construction, completion, occupancy, use or operation of the Real Estate or any part thereof, and (iii) all drawings, plans, specifications and similar or related items relating to the Real Estate; and

          (i)  all proceeds, both cash and noncash, of the foregoing;

          (All of the foregoing property and rights and interests now owned or held or subsequently acquired by the Mortgagor and described in the foregoing clauses (a) through (c) are collectively referred to as the "PREMISES", and those described in the foregoing clauses (a) through (i) are collectively referred to as the "MORTGAGED PROPERTY").

          TO HAVE AND TO HOLD the Mortgaged Property and the rights and privileges hereby mortgaged unto the Mortgagee, its successors and assigns for the uses and purposes set forth, until the Obligations are discharged in accordance with Section 12.01 of the Indenture, PROVIDED, HOWEVER, that the condition of this Mortgage is such that if the Obligations are so discharged, then the estate hereby granted shall cease, terminate and become void, but shall otherwise remain in full force and effect. Notwithstanding anything to the contrary contained herein, the Lien of this Mortgage shall be released in compliance with the terms of the Indenture.

          This Mortgage covers advances, in the aggregate amount of the obligations secured hereby, made by the Secured Parties for the benefit of the
Mortgagor.

                              TERMS AND CONDITIONS

          The Mortgagor further represents, warrants, covenants and agrees with the Mortgagee and the Secured Parties as follows:

     1.   WARRANTY OF TITLE. The Mortgagor warrants that it has good and marketable record title in fee simple to the Real Estate, and good title to the rest of the Mortgaged Property, subject only to the matters that are set forth in Schedule B of the title insurance policy or policies being issued to the
Mortgagee to insure the lien of this Mortgage and any other Permitted Liens (as defined in the Indenture). The Mortgagor shall warrant, defend and preserve such title and the lien of this Mortgage against all claims of all persons and entities (not including the holders of the Permitted Liens). The Mortgagor represents and warrants that it has the power and lawful authority to grant, bargain, sell, assign, transfer, mortgage and convey a mortgage lien and security interest in all of the Mortgaged Property to the Mortgagee in the
manner and form herein provided and without obtaining the authorization, approval, consent or waiver of any grantor, lessor, sublessor, governmental authority or other Person whomsoever.

     2.   PAYMENT OF OBLIGATIONS. The Mortgagor shall pay and perform the
Obligations at the times and places and in the manner specified in the
Collateral Agreements.

     3.   REQUIREMENTS. The Mortgagor shall promptly comply with all laws, ordinances, judgments, decrees, injunctions, writs and orders of any court, arbitrator or governmental agency or authority, and all rules, regulations, orders, interpretations, directives, licenses and permits, applicable to the
Mortgaged Property, and all covenants, restrictions and conditions now or later of record which may be applicable to any of the Mortgaged Property, or to the use, manner of use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction of any of the Mortgaged Property. The Mortgagor shall not commit, nor permit or suffer to occur, any material waste with respect to the Mortgaged Property.

     4.   PAYMENT OF TAXES AND OTHER IMPOSITIONS. (a) Promptly when due or prior to the date on which any fine, penalty, interest or cost may be added thereto or imposed, the Mortgagor shall pay and discharge all taxes, charges and assessments of every kind and nature, all charges for any easement or agreement maintained for the benefit of any of the Real Estate, all general and special assessments, levies, permits, inspection and license fees, all water and sewer rents and charges, vault taxes and all other public charges even if unforeseen or extraordinary, imposed upon or assessed against or which may become a lien on any of the Real Estate, or arising in respect of the occupancy, use or possession thereof, together with any penalties or interest on any of the foregoing (all of the foregoing are collectively referred to herein as the
"IMPOSITIONS"), except where (i) the validity or amount thereof is being contested in good faith by appropriate proceedings, which the Mortgagee determines suspends the obligation to pay the Imposition and that non-payment thereof will not result in forfeiture, sale, loss or diminution of any interest of the Mortgagee in the Mortgaged Property and (ii) the Mortgagor has set aside on its books adequate reserves with respect thereto in accordance with GAAP, which reserves shall include reasonable additional sums to cover possible interest, costs, and penalties; PROVIDED, HOWEVER, that the Mortgagor shall promptly cause to be paid any amount adjudged by a court of competent jurisdiction to be due, with all interest, costs and penalties thereon, promptly after such judgment becomes final (and, subject to the Mortgagee's rights and remedies during an Event of Default and subject to any provisions set forth in the Collateral Agreements to the contrary, the Mortgagee shall make any sum deposited in such reserve available for such payment); and provided, further, that, in all events, Impositions, interest costs and penalties shall be paid prior to the date any writ or order is issued under which the Mortgaged Property may be sold, lost or forfeited. Upon request by the Mortgagee, the Mortgagor shall deliver to the Mortgagee evidence reasonably acceptable to the Mortgagee showing the payment of any such Imposition. If by law any Imposition, at the
Mortgagor's option, may without penalty or premium be paid in installments
(whether or not interest shall accrue on the unpaid balance of such Imposition), the Mortgagor may elect to pay such Imposition in such installments and shall be responsible for the payment of such installments with interest, if any.

          (b)  Nothing herein shall affect any right or remedy of the Mortgagee under this Mortgage or otherwise, without notice or demand to the Mortgagor, to pay any Imposition after the date such Imposition shall have become due, and add to the Obligations the amount so paid, together with interest from the time of payment at the Overdue Rate. Any sums paid by the Mortgagee in discharge of any
Impositions shall be (i) a lien on the Premises secured hereby prior to any right or title to, interest in, or claim upon the Premises subordinate to the lien of this Mortgage, and (ii) payable on demand by the Mortgagor to the
Mortgagee together with interest at the Overdue Rate as set forth above.

          (c)  As of the date hereof, the Mortgagor represents and warrants that the Mortgagor (i) has filed all federal, state, commonwealth, county, municipal and city income and other material tax returns required to have been filed by it and has paid all taxes and other impositions which have become due or pursuant to any assessments or charges received by it, (ii) does not know of any basis for any additional assessment or charge in respect of any such taxes or other
Impositions, and (iii) has paid in full all sums owing or claimed for labor, material, supplies, personal property (whether or not forming an Improvement hereunder) and services of every kind and character used, furnished or installed in or on the Mortgaged Property that are now due and owing and no claim for same exists or will be permitted to be created, except such claims as may arise in the ordinary course of business and that are not yet past due.

     5.   INSURANCE. (a) The Mortgagor promptly shall comply with and conform in all material respects to (i) all provisions of each such insurance policy, and
(ii) all requirements of the insurers applicable to the Mortgagor or to any of the Mortgaged Property or to the use, manner of use, occupancy, possession, operation, maintenance, alteration or repair of any of the Mortgaged Property.
The Mortgagor shall not use or permit the use of the Mortgaged Property in any manner which would permit any insurer to cancel any insurance policy or void coverage required to be maintained by this Mortgage.

          (b)  In the event of foreclosure of this Mortgage or other transfer of title to the Mortgaged Property, all right, title and interest of the Mortgagor in and to any insurance policies then in force shall pass to the purchaser or grantee.

     6.   RESTRICTIONS ON LIENS AND ENCUMBRANCES. Except for the Permitted
Liens, the Mortgagor shall not further mortgage, nor otherwise encumber the
Mortgaged Property nor create or suffer to exist any lien, charge or encumbrance on the Mortgaged Property, or any part thereof, whether superior or subordinate to the lien of this Mortgage and whether recourse or non-recourse.

     7.   DUE ON SALE AND OTHER TRANSFER RESTRICTIONS. Except as expressly permitted in the Collateral Agreements, the Mortgagor shall not sell, transfer, convey or assign all or any portion of, or any interest in, the Mortgaged
Property.

     8.   CASUALTY; CONDEMNATION/EMINENT DOMAIN. Immediately upon obtaining knowledge of any casualty or the institution of any proceedings for the condemnation of the Mortgaged Property, or any material portion thereof, the
Mortgagor will notify the Mortgagee of the pendency of such proceedings. In all events, the Mortgagor hereby covenants and agrees to promptly commence and to diligently prosecute the restoration of the Mortgaged Property upon the occurrence of any casualty loss affecting the Mortgaged Property, without regard to the availability of any proceeds or award. Notwithstanding any damage to, destruction or loss of or other casualty with respect to any of the Mortgaged
Property, the Mortgagor shall continue to pay the Obligations at the time and in the manner provided for in the Indenture and the other Collateral Agreements, until the Obligations have been paid in full. If the Mortgaged Property is sold, through foreclosure or otherwise, prior to the receipt by the Mortgagee of such insurance proceeds, the Mortgagee shall have the right, whether or not a deficiency judgment on any Collateral Agreement shall have been sought, recovered or denied, to receive such insurance proceeds, or a portion thereof sufficient to pay the then unpaid Obligations, whichever is less.

     9.   LEASES. Except as expressly permitted under the Indenture, the
Mortgagor shall not (a) execute an assignment or pledge of any Lease relating to all or any portion of the Mortgaged Property other than in favor of the
Mortgagee, (b) execute or permit to exist any Lease of any of the Mortgaged
Property, or (c) mortgage, pledge, assign, hypothecate, amend, modify, or otherwise encumber or transfer any Lease or any interest in any Lease.

     10.  FURTHER ASSURANCES. To further assure the Mortgagee's rights under this Mortgage, the Mortgagor agrees promptly upon demand of the Mortgagee to do any act or execute and deliver, record and/or file any additional documents
(including, but not limited to, security agreements on any personalty included or to be included in the Mortgaged Property and a separate assignment of each

Lease in recordable form) as may be reasonably required by the Mortgagee to confirm the lien of this Mortgage and all other rights or benefits conferred on the Mortgagee by this Mortgage.

     11.  MORTGAGEE'S RIGHT TO PERFORM. If an Event of Default has occurred and is continuing, the Mortgagee, without waiving or releasing the Mortgagor from any obligation or default under this Mortgage, may, pay or perform the same, and the amount or cost thereof, with interest at the Overdue Rate, shall immediately upon written demand be due from the Mortgagor to the Mortgagee and the same shall be secured by this Mortgage and shall be a lien on the Mortgaged Property prior to any right, title to, interest in, or claim upon the Mortgaged Property attaching subsequent to the lien of this Mortgage. No payment or advance of money by the Mortgagee under this Section shall be deemed or construed to cure the Mortgagor's default or waive any right or remedy of the Mortgagee.

     12.  EVENTS OF DEFAULT. The occurrence of an Event of Default under any of the Collateral Agreements shall constitute an Event of Default hereunder.

     13.  REMEDIES. (a) Upon the occurrence and during the continuance of any
Event of Default, the Mortgagee may immediately take such action, without notice or demand, under the Collateral Agreements and otherwise as it deems advisable to protect and enforce its rights against the Mortgagor and in and to the
Mortgaged Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such manner as the Mortgagee may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Mortgagee:

               (i)  The Mortgagee may, to the extent permitted by applicable law, (A) institute and maintain an action of mortgage foreclosure against all or any part of the Mortgaged Property, (B) institute and maintain an action on the Indenture or any other Collateral Agreement, or (C) take such other action at law or in equity for the enforcement of this Mortgage or any of the Collateral Agreements as the law may
          allow. The Mortgagee may proceed in any such action to final judgment and execution thereon for all sums due hereunder, together with interest thereon at the Overdue Rate and all costs of suit, including, without limitation, reasonable attorneys' fees and disbursements.
          Interest at the Overdue Rate shall be due on any judgment obtained by the Mortgagee from the date of judgment until actual payment is made of the full amount of the judgment; and

               (ii) The Mortgagee may personally, or by its agents, attorneys and employees and without regard to the adequacy or inadequacy of the
          Mortgaged Property or any other collateral as security for the
          Obligations enter into and upon the Mortgaged Property and each and every part thereof and exclude the Mortgagor and its agents and employees therefrom without liability for trespass, damage or otherwise (the Mortgagor hereby agreeing to surrender possession of the Mortgaged Property to the Mortgagee upon demand at any such time)
          and use, operate, manage, maintain and control the Mortgaged Property and every part thereof. Following such entry and taking of possession, the Mortgagee shall be entitled, without limitation, (A) to lease all or any part or parts of the Mortgaged Property for such periods of time and upon such conditions as the Mortgagee may, in its discretion, deem proper, (B) to enforce, cancel or modify any Lease and (C)
          generally to execute, do and perform any other act, deed, matter or thing concerning the Mortgaged Property as the Mortgagee shall deem appropriate as fully as the Mortgagor might do.

          (b)  In case of a foreclosure sale, the Real Estate may be sold, at the Mortgagee's election, in one parcel or in more than one parcel and the
Mortgagee is specifically empowered (without being required to do so, and in its sole and absolute discretion) to cause successive sales of portions of the
Mortgaged Property to be held.

          (c)  In the event of any breach of any of the covenants, agreements, terms or conditions contained in this Mortgage, the Mortgagee shall be entitled to enjoin such breach and obtain specific performance of any covenant, agreement, term or condition and the Mortgagee shall have the right to invoke any equitable right or remedy as though other remedies were not provided for in this Mortgage.

          (d)  It is agreed that if an Event of Default shall occur and be continuing, any and all proceeds of the Mortgaged Property received by the
Mortgagee shall be held by the Mortgagee for the benefit of the Secured Parties as collateral security for the Obligations (whether matured or unmatured), and shall be applied in payment of the Obligations in the order set forth in Section
6.10 of the Indenture.

     14.  RIGHT OF MORTGAGEE TO CREDIT SALE. Upon the occurrence of any sale made under this Mortgage, by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, the Mortgagee may bid for and acquire the
Mortgaged Property or any part thereof. In lieu of paying cash therefor, the
Mortgagee may make settlement for the purchase price by crediting upon the
Obligations or other sums secured by this Mortgage, the net sales price after deducting therefrom the expenses of sale and the cost of the action and any other sums which the Mortgagee is authorized to deduct under this Mortgage. In such event, this Mortgage, the Indenture and the other Collateral Agreements evidencing expenditures secured hereby may be presented to the person or persons conducting the sale in order that the amount so used or applied may be credited upon the Obligations as having been paid.

     15.  APPOINTMENT OF RECEIVER. If an Event of Default shall have occurred and be continuing, the Mortgagee as a matter of right and without notice to the
Mortgagor, unless otherwise required by applicable law, and without regard to the adequacy or inadequacy of the Mortgaged Property or any other collateral or the interest of the Mortgagor therein as security for the Obligations, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers or other manager of the Mortgaged Property, without requiring the posting of a surety bond, and without reference to the adequacy or inadequacy of the value of the Mortgaged Property or the solvency or insolvency of the
Mortgagor or any other party obligated for payment of all or any part of the
Obligations, and whether or not waste has occurred with respect to the Mortgaged
Property, and the Mortgagor hereby irrevocably consents to such appointment and waives notice of any application therefor (except as may be required by law).
Any such receiver or receivers or manager shall have all the usual powers and duties of receivers in like or similar cases and all the powers and duties of the Mortgagee in case of entry as provided in this Mortgage, including, without limitation and to the extent permitted by law, the right to enter into leases of all or any part of the Mortgaged Property, and shall continue as such and exercise all such powers until the date of confirmation of sale of the Mortgaged
Property unless such receivership is sooner terminated.

     16.  EXTENSION, RELEASE, ETC. (a) Without affecting the lien or charge of this Mortgage upon any portion of the Mortgaged Property not then or theretofore released as security for the full amount of the Obligations, the Mortgagee may, from time to time and without notice, agree to (i) release any person liable for the indebtedness borrowed or guaranteed under the Collateral Agreements, (ii)
extend the maturity or alter any of the terms of the indebtedness borrowed or guaranteed under the Collateral Agreements or any other guaranty thereof, (iii)
grant other indulgences, (iv) release or reconvey, or cause to be released or reconveyed at any time at the Mortgagee's option any parcel, portion or all of the Mortgaged Property, (v) take or release any other or additional security for any obligation herein mentioned, or (vi) make compositions or other arrangements with debtors in relation thereto.

          (b)  No recovery of any judgment by the Mortgagee and no levy of an execution under any judgment upon the Mortgaged Property or upon any other property of the Mortgagor shall affect the lien of this Mortgage or any liens, rights, powers or remedies of the Mortgagee hereunder, and such liens, rights, powers and remedies shall continue unimpaired.

          (c)  If the Mortgagee shall have the right to foreclose this Mortgage or to direct a power of sale, the Mortgagor authorizes the Mortgagee at its option to foreclose the lien of this Mortgage (or direct the sale of the
Mortgaged Property, as the case may be) subject to the rights of any tenants of the Mortgaged Property. The failure to make any such tenants parties defendant to any such foreclosure proceeding and to foreclose their rights, or to provide notice to such tenants as required in any statutory procedure governing a sale of the Mortgaged Property, or to terminate such tenant's rights in such sale will not be asserted by the Mortgagor as a defense to any proceeding instituted by the Mortgagee to collect the Obligations or to foreclose the lien of this
Mortgage.

          (d)  Unless expressly provided otherwise, in the event that ownership of this Mortgage and title to the Mortgaged Property or any estate therein shall become vested in the same person or entity, this Mortgage shall not merge in such title but shall continue as a valid lien on the Mortgaged Property for the amount secured hereby.

     17.  SECURITY AGREEMENT UNDER UNIFORM COMMERCIAL CODE. (a) It is the
intention of the parties hereto that this Mortgage shall constitute a Security
Agreement within the meaning of the UCC (as defined in the Uniform Commercial
Code of the State of New York (the "UCC"). If an Event of Default shall occur and be continuing under this Mortgage, then in addition to having any other right or remedy available at law or in equity, the Mortgagee shall have the option of either (i) proceeding under the Code and exercising such rights and remedies as may be provided to a secured party by the Code with respect to all or any portion of the Mortgaged Property which is personal property (including, without limitation, taking possession of and selling such property) or (ii)
treating such property as real property and proceeding with respect to both the real and personal property constituting the Mortgaged Property in accordance with the Mortgagee's rights, powers and remedies with respect to the real property (in which event the default provisions of the Code shall not apply). If the Mortgagee shall elect to proceed under the Code, then ten days' notice of sale of the personal property shall be deemed reasonable notice and the reasonable expenses of retaking, holding, preparing for sale, selling and the like incurred by the Mortgagee shall include, but not be limited to, attorneys'
fees and legal expenses. At the Mortgagee's request, the Mortgagor shall assemble the personal property and make it available to the Mortgagee at a place designated by the Mortgagee which is reasonably convenient to both parties.

          (b)  The Mortgagor and the Mortgagee agree, to the extent permitted by law, that: (i) all of the goods described within the definition of the word
"Equipment" are or are to become fixtures on the Real Estate; (ii) this Mortgage upon recording or registration in the real estate records of the proper office shall constitute a financing statement filed as a "fixture filing" within the meaning of Sections 9a-334 and 9a-502 of the Code; (iii) the Mortgagor is the
record owner of the Owned Land; and (iv) the addresses of the Mortgagor and the
Mortgagee are as set forth on the first page of this Mortgage.

          (c)  The information provided in this paragraph is provided in order that this Mortgage shall comply with the requirements of applicable law for a mortgage instrument to be filed as a financing statement. The Mortgagor is the
"Debtor" and its name and mailing address are set forth hereinabove. The
"Secured Party" is the Mortgagee and its name and mailing address from which information concerning the security interest granted herein may be obtained are as set forth hereinabove. A statement describing the portion of the Mortgaged
Property comprising of goods or other personal property that may now be or hereafter become fixtures hereby secured is set forth in the description of the
Mortgaged Property contained herein. The Mortgagor is the record owner of the
Mortgaged Property.

          (d)  After written request, Mortgagor shall file all financing statements necessary to perfect the Mortgagee's lien thereon. Additionally,
Mortgagor authorizes Mortgagee to file financing statements describing the
Mortgaged Property on the Mortgagors behalf; provided that the Mortgagee shall not be responsible for the filing of any financing or continuation statement.

     18.  FUTURE ADVANCES. The lien of this Mortgage with respect to any future advances and/or obligations up to a maximum of $65,000,000, modifications, extensions, and renewals referred to herein and made from time to time shall have the same priority to which this Mortgage otherwise would be entitled as of the date this Mortgage is executed and recorded without regard to the fact that any such future advance, obligation, modification, extension, or renewal may occur after this Mortgage is executed.

     19.  ASSIGNMENT OF RENTS. (a) The Mortgagor hereby assigns to the Mortgagee the Rents as further security for the payment of and performance of the
Obligations, and the Mortgagor grants to the Mortgagee the right to enter the
Mortgaged Property for the purpose of collecting the same and to let the
Mortgaged Property or any part thereof, and to apply the Rents on account of the
Obligations. The foregoing assignment and grant is present, irrevocable and absolute and shall continue in effect until the Obligations are fully paid and performed, but the Mortgagee hereby grants the Mortgagor a revocable license to collect, receive, use and retain the Rents until the occurrence of an Event of
Default; such license to collect, receive, use and retain the Rents shall be immediately and automatically revoked by the Mortgagee without the necessity of any action of the Mortgagee upon the occurrence and during the continuance of any Event of Default; in the event such license is revoked, the Mortgagor shall pay over to the Mortgagee, or to any receiver appointed to collect the Rents,

                                       10

any lease security deposits, and shall pay monthly in advance to the Mortgagee, or to any such receiver, the fair and reasonable rental value as determined by the Mortgagee for the use and occupancy of such part of the Mortgaged Property as may be in the possession of the Mortgagor or any affiliate of the Mortgagor, and upon default in any such payment the Mortgagor and any such affiliate will vacate and surrender the possession of the Mortgaged Property to the Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings or otherwise. The Mortgagor shall not accept prepayments of installments of Rent to become due for a period of more than one month in advance (except for security deposits and estimated payments of percentage rent, if any).

          (b)  The Mortgagor has not affirmatively done any act which would prevent the Mortgagee from, or limit the Mortgagee in, acting under any of the provisions of the foregoing assignment.

          (c)  Except for any matter disclosed in the Collateral Agreements, no action has been brought or, so far as is known to the Mortgagor, is threatened, which would interfere in any way with the right of the Mortgagor to execute the foregoing assignment and perform all of the Mortgagor's obligations contained in this Section and in the Leases.

     20.  ADDITIONAL RIGHTS. The holder of any subordinate lien or subordinate mortgage on the Mortgaged Property shall have no right to terminate any Lease whether or not such Lease is subordinate to this Mortgage nor shall the
Mortgagor consent to any holder of any subordinate lien or subordinate mortgage joining any tenant under any Lease in any action to foreclose the lien or modify, interfere with, disturb or terminate the rights of any tenant under any
Lease. By recordation of this Mortgage all subordinate lienholders and the mortgagees and beneficiaries under subordinate mortgages are subject to and notified of this provision, and any action taken by any such lienholder or beneficiary contrary to this provision shall be null and void. Upon the occurrence and during the continuance of any Event of Default, the Mortgagee may, in its sole discretion and without regard to the adequacy of its security under this Mortgage, apply all or any part of any amounts on deposit with the
Mortgagee under this Mortgage against all or any part of the Obligations. Any such application shall not be construed to cure or waive any Default or Event of
Default or invalidate any act taken by the Mortgagee on account of such Default or Event of Default.

     21.  MORTGAGOR'S INDEMNITIES. The Mortgagor agrees to protect, indemnify and hold harmless the Mortgagee and each Secured Party (collectively, the
"INDEMNITEES") from and against any and all losses which the Mortgagee or any such Indemnitee may incur under or by reason of the assignment of Leases and
Rents, or for any action taken by the Mortgagee or any Lender or Indemnitee hereunder, or by reason or in defense of any and all claims and demands whatsoever which may be asserted against the Mortgagee or any such Indemnitee arising out of the Leases, including, without limitation, any claim by any third
Person for credit on account of Rents paid to and received by the Mortgagor, but not delivered to the Mortgagee or its agents, representatives or employees, for any period under any Lease more than one (1) month in advance of the due date thereof. In the event that the Mortgagee or any of the Secured Parties incurs

                                       11

any losses covered by the indemnity set forth in this Section, the amount thereof, including reasonable attorneys' fees, with interest thereon at the
Overdue Rate, shall be payable by the Mortgagor to the Mortgagee within ten (10)
days after demand therefor, and shall be secured hereby and by all other security for the payment and performance of the Obligations, including, without limitation, the lien and security interest of this Mortgage. The liabilities of the Mortgagor as set forth in this Section shall survive the termination of this
Mortgage and the repayment of the Obligations.

     22.  NO LIABILITY OF MORTGAGEE. Neither the acceptance nor the exercise of the rights and remedies hereunder nor any other action on the part of Mortgagee or any Person exercising Mortgagee's rights hereunder shall be construed to: (a)
be an assumption by Mortgagee or any such Person or to otherwise make Mortgagee or such Person liable or responsible for the performance of any of the obligations of Mortgagor under or with respect to the Leases or for any Rent, security deposit or other amount delivered to Mortgagor, provided that Mortgagee or any such Person exercising the rights of Mortgagee shall be accountable for any Rents, security deposits or other amounts actually received by Mortgagee or such Person, as the case may be; or (b) obligate Mortgagee or any such Person to take any action under or with respect to the Leases or with respect to the
Mortgaged Property, to incur any expense or perform or discharge any duty or obligation under or with respect to the Leases or with respect to the Mortgaged
Property, to appear in or defend any action or proceeding relating to the Leases or the Mortgaged Property, to constitute Mortgagee as a mortgagee-in-possession
(unless Mortgagee actually enters and takes possession of the Mortgaged
Property), or to be liable in any way for any injury or damage to Persons or property sustained by any Person in or about the Mortgaged Property, other than to the extent caused by the willful misconduct or gross negligence of Mortgagee or any Person exercising the rights of Mortgagee hereunder.

     23.  NOTICES. All notices, requests, demands and other communications hereunder shall be given in accordance with the provisions of the Collateral
Agreements to the Mortgagor and to the Mortgagee as specified therein.

     24.  NO ORAL MODIFICATION. This Mortgage may not be amended, supplemented or otherwise modified except in accordance with the provisions of the Collateral
Agreements. Any agreement made by the Mortgagor and the Mortgagee after the date of this Mortgage relating to this Mortgage shall be superior to the rights of the holder of any intervening or subordinate lien or encumbrance.

     25.  PARTIAL INVALIDITY. In the event any one or more of the provisions contained in this Mortgage shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, but each shall be construed as if such invalid, illegal or unenforceable provision had never been included.
Notwithstanding to the contrary anything contained in this Mortgage or in any provisions of any Collateral Agreement, the obligations of the Mortgagor and of any other obligor under any Collateral Agreements shall be subject to the limitation that the Mortgagee shall not charge, take or receive, nor shall the
Mortgagor or any other obligor be obligated to pay to the Mortgagee, any amounts constituting interest in excess of the maximum rate permitted by law to be charged by the Mortgagee.

                                       12

     26.  MORTGAGOR'S WAIVER OF RIGHTS. (a) The Mortgagor hereby voluntarily and knowingly releases and waives any and all rights to retain possession of the
Mortgaged Property after the occurrence of an Event of Default hereunder and any and all rights of redemption from sale under any order or decree of foreclosure
(whether full or partial), pursuant to rights, if any, therein granted, as allowed under any applicable law, on its own behalf, on behalf of all persons claiming or having an interest (direct or indirectly) by, through or under each constituent of the Mortgagor and on behalf of each and every person acquiring any interest in the Mortgaged Property subsequent to the date hereof, it being the intent hereof that any and all such rights or redemption of each constituent of the Mortgagor and all such other persons are and shall be deemed to be hereby waived to the fullest extent permitted by applicable law or replacement statute.
Each constituent of the Mortgagor shall not invoke or utilize any such law or laws or otherwise hinder, delay, or impede the execution of any right, power, or remedy herein or otherwise granted or delegated to the Mortgagee, but shall permit the execution of every such right, power, and remedy as though no such law or laws had been made or enacted.

          (b)  To the fullest extent permitted by law, the Mortgagor waives the benefit of all laws now existing or that may subsequently be enacted providing for (i) any appraisement before sale of any portion of the Mortgaged Property,
(ii) any extension of the time for the enforcement of the collection of the
Obligations or the creation or extension of a period of redemption from any sale made in collecting such debt and (iii) exemption of the Mortgaged Property from attachment, levy or sale under execution or exemption from civil process. To the full extent the Mortgagor may do so, the Mortgagor agrees that the Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, exemption, extension or redemption, or requiring foreclosure of this
Mortgage before exercising any other remedy granted hereunder and the Mortgagor, for the Mortgagor and its successors and assigns, and for any and all persons ever claiming any interest in the Mortgaged Property, to the extent permitted by law, hereby waives and releases all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature (except as expressly provided in the Collateral Agreements) or declare due the whole of the secured indebtedness and marshalling in the event of exercise by the Mortgagee of the foreclosure rights, power of sale, or other rights hereby created.

     27.  REMEDIES NOT EXCLUSIVE. The Mortgagee shall be entitled to enforce payment and performance of the Obligations and to exercise all rights and powers under this Mortgage or under any of the other Collateral Agreements or other agreement or any laws now or hereafter in force, notwithstanding some or all of the Obligations may now or hereafter be otherwise secured, whether by deed of trust, mortgage, security agreement, pledge, lien, assignment or otherwise.
Neither the acceptance of this Mortgage nor its enforcement, shall prejudice or in any manner affect the Mortgagee's rights to realize upon or enforce any other security now or hereafter held by the Mortgagee, it being agreed that the
Mortgagee shall be entitled to enforce this Mortgage and any other security now or hereafter held by the Mortgagee in such order and manner as the Mortgagee may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Mortgagee is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the
Collateral Agreements to the Mortgagee or to which either may otherwise be

                                       13

entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Mortgagee, as the case may be. In no event shall the Mortgagee, in the exercise of the remedies provided in this
Mortgage (including, without limitation, in connection with the assignment of
Rents to the Mortgagee, or the appointment of a receiver and the entry of such receiver on to all or any part of the Mortgaged Property), be deemed a
"mortgagee in possession," and the Mortgagee shall not in any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

     28.  MULTIPLE SECURITY. If (a) the Premises shall consist of one or more parcels, whether or not contiguous and whether or not located in the same county, or (b) in addition to this Mortgage, the Mortgagee shall now or hereafter hold or be the beneficiary of one or more additional mortgages, liens, deeds of trust or other security (directly or indirectly) for the Obligations upon other property in the State in which the Premises are located (whether or not such property is owned by the Mortgagor or by others) or (c) both the circumstances described in clauses (a) and (b) shall be true, then to the fullest extent permitted by law, the Mortgagee may, at its election, commence or consolidate in a single foreclosure action all foreclosure proceedings against all such collateral securing the Obligations (including the Mortgaged Property), which action may be brought or consolidated in the courts of, or sale conducted in, any county in which any of such collateral is located. The Mortgagor acknowledges that the right to maintain a consolidated foreclosure action is a specific inducement to the Mortgagee to extend the indebtedness borrowed pursuant to or guaranteed by the Collateral Agreements, and the Mortgagor expressly and irrevocably waives any objections to the commencement or consolidation of the foreclosure proceedings in a single action and any objections to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have. The Mortgagor further agrees that if the Mortgagee shall be prosecuting one or more foreclosure or other proceedings against a portion of the Mortgaged Property or against any collateral other than the Mortgaged Property, which collateral directly or indirectly secures the Obligations, or if the Mortgagee shall have obtained a judgment of foreclosure and sale or similar judgment against such collateral, then, whether or not such proceedings are being maintained or judgments were obtained in or outside the State in which the Premises are located, the
Mortgagee may commence or continue any foreclosure proceedings and exercise its other remedies granted in this Mortgage against all or any part of the Mortgaged
Property and the Mortgagor waives any objections to the commencement or continuation of a foreclosure of this Mortgage or exercise of any other remedies hereunder based on such other proceedings or judgments, and waives any right to seek to dismiss, stay, remove, transfer or consolidate either any action under this Mortgage or such other proceedings on such basis. Neither the commencement nor continuation of proceedings to foreclose this Mortgage, nor the exercise of any other rights hereunder nor the recovery of any judgment by the Mortgagee in any such proceedings or the occurrence of any sale in any such proceedings shall prejudice, limit or preclude the Mortgagee's right to commence or continue one or more foreclosure or other proceedings or obtain a judgment against any other collateral (either in or outside the State in which the Premises are located)
which directly or indirectly secures the Obligations, and the Mortgagor expressly waives any objections to the commencement of, continuation of, or entry of a judgment in such other sales or proceedings or exercise of any remedies in such sales or proceedings based upon any action or judgment connected to this Mortgage, and the Mortgagor also waives any right to seek to

                                       14

dismiss, stay, remove, transfer or consolidate either such other sales or proceedings or any sale or action under this Mortgage on such basis. It is expressly understood and agreed that to the fullest extent permitted by law, the
Mortgagee may, at its election, cause the sale of all collateral which is the subject of a single foreclosure action at either a single sale or at multiple sales conducted simultaneously and take such other measures as are appropriate in order to effect the agreement of the parties to dispose of and administer all collateral securing the Obligations (directly or indirectly) in the most economical and least time-consuming manner.

     29.  SUCCESSORS AND ASSIGNS. All covenants of the Mortgagor contained in this Mortgage are imposed solely and exclusively for the benefit of the
Mortgagee, and its successors and assigns, and no other person or entity shall have standing to require compliance with such covenants or be deemed, under any circumstances, to be a beneficiary of such covenants, any or all of which may be freely waived in whole or in part by the Mortgagee at any time if in the sole discretion of Mortgagee such a waiver is deemed advisable. All such covenants of the Mortgagor shall run with the land and bind the Mortgagor, the successors and assigns of the Mortgagor (and each of them) and all subsequent owners, encumbrances and tenants of the Mortgaged Property, and shall inure to the benefit of the Mortgagee and its successors and assigns. The word "Mortgagor"
shall be construed as if it read "Mortgagors" whenever the sense of this
Mortgage so requires and if there shall be more than one Mortgagor, the obligations of the Mortgagors shall be joint and several.

     30.  NO WAIVERS, ETC. Any failure by the Mortgagee to insist upon the strict performance by the Mortgagor of any of the terms and provisions of this
Mortgage shall not be deemed to be a waiver of any of the terms and provisions hereof, and the Mortgagee, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by the Mortgagor of any and all of the terms and provisions of this Mortgage to be performed by the
Mortgagor. The Mortgagee may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Mortgaged Property, any part of the security held for the obligations secured by this Mortgage without, as to the remainder of the security, in any way impairing or affecting the lien of this Mortgage or the priority of such lien over any subordinate lien or deed of trust.

     31.  GOVERNING LAW, ETC. This Mortgage shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

     32.  CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this
Mortgage shall be used interchangeably in singular or plural form and the word
"Mortgagor" shall mean "each Mortgagor or any subsequent owner or owners of the
Mortgaged Property or any part thereof or interest therein," the word
"Mortgagee" shall mean "Mortgagee or any successor agent for the Secured
Parties," the word "person" shall include any individual, corporation, partnership, limited liability company, trust, unincorporated association, government, governmental authority, or other entity, and the words "Mortgaged
Property" shall include any portion of the Mortgaged Property or interest therein. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. The captions

                                       15

in this Mortgage are for convenience or reference only and in no way limit or amplify the provisions hereof.

     33.  MAXIMUM AMOUNT OF INDEBTEDNESS. Notwithstanding anything to the contrary in this Mortgage, the maximum aggregate principal amount of indebtedness that is, or under any contingency may be, secured by this Mortgage, either at execution or any time thereafter (the "SECURED AMOUNT"), is
$65,000,000.00, plus amounts that Mortgagee expends under this Mortgage to the extent that any such amounts shall constitute payment of (i) taxes, charges or assessments that may be imposed by law upon the Mortgaged Property, (ii)
premiums on insurance policies covering the Mortgaged Property; (iii) expenses incurred in upholding the lien of this Mortgage, including the expenses of any litigation to prosecute or defend the rights and lien created by this Mortgage;
or (iv) any amount, cost or charge to which Mortgagee becomes subrogated, upon payment, whether under recognized principles of law or equity, or under express statutory authority; THEN, and in each such event, such amounts or costs, together with interest thereon, shall be added to the indebtedness secured hereby and shall be secured by this Mortgage.

     34.  LAST DOLLARS SECURED; PRIORITY. This Mortgage secures only a portion of the indebtedness owing or which may become owing by the Mortgagor to the
Secured Parties. The parties agree that any payments or repayments of such indebtedness shall be and be deemed to be applied first to the portion of the indebtedness that is not secured hereby, it being the parties' intent that the portion of the indebtedness last remaining unpaid shall be secured hereby. If at any time this Mortgage shall secure less than all of the principal amount of the
Obligations, it is expressly agreed that any repayments of the principal amount of the Obligations shall not reduce the amount of the lien of this Mortgage until the lien amount shall equal the principal amount of the Obligations outstanding.

     35.  RELEASE. If any of the Mortgaged Property shall be sold, transferred or otherwise disposed of by any Mortgagor in a transaction permitted by, and in accordance with, the Collateral Agreements, then the Mortgagee, at the request and sole expense of such Mortgagor, shall execute and deliver to such Mortgagor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Mortgaged Property. The Mortgagor shall deliver to the Mortgagee, at least ten (10) Business Days prior to the date of the proposed release, a written request for release identifying the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Mortgagor stating that such transaction is in compliance with, and permitted by, the
Indenture and the other Collateral Agreements.

     36.  INCONSISTENCY WITH INDENTURE. In the event of any conflict between the terms of this Mortgage and the terms of the Indenture and/or the other
Collateral Agreements, the terms of the Indenture, first and the other
Collateral Agreements, second, shall govern and control.

     37.  INDENTURE. Mortgagor has received a copy of and is fully familiar with the terms and provisions of the Indenture and the other Collateral Agreements.
All representations and warranties made by Mortgagor in the Indenture and the other Collateral Agreements are incorporated herein by reference and are hereby

                                       16

made by Mortgagor as to itself and the Mortgaged Property as though such representations and warranties were set forth at length herein as the representations and warranties of Mortgagor.

     38.  NO MERGER OF ESTATES. So long as any part of the Obligations remain unpaid, unperformed or undercharged, the fee, easement and leasehold estates to the Mortgaged Property shall not merge but rather shall remain separate and distinct, notwithstanding the union of such estates either in the Mortgagor, the
Mortgagee, any lessee, any third-party purchaser or otherwise.

     39.  NO PARTNERSHIP. Nothing contained in this Mortgage is intended to, or shall be construed to, create to any extent and in any manner whatsoever any partnership, joint venture, or association between the Mortgagor and the
Mortgagee, or in any way make the Mortgagee a co-principal with the Mortgagor with reference to the Mortgaged Property, and any inferences to the contrary are hereby expressly negated.

     40.  LIMITATION OF AMOUNT. Notwithstanding the foregoing, the maximum principal amount of indebtedness that may be secured by this Mortgage is the
Maximum Principal Amount as set forth on the cover of this Mortgage, and the maximum total amount that may be secured by this Mortgage is limited as set forth in SECTION 33.

     41.  FUTURE ASSIGNMENTS. If Mortgagor obtains mortgage financing secured by the Mortgaged Property and the proceeds of such new mortgage financing are applied to repay the Obligations in full, then in place of delivering a discharge, satisfaction, or release of this Mortgage, the Mortgagee shall at
Mortgagor's request, deliver to the new lender an assignment of this Mortgage, all in form reasonably satisfactory to Mortgagee. Effective upon Mortgagee's assignment of this Mortgage, the Mortgagee shall be released from any remaining obligations and liabilities under the Indenture and Collateral Agreements.

     42.  LIEN LAW. This Mortgage is made subject to the trust fund provisions of Section 13 of the New York Lien Law. Mortgagor covenants that it shall receive all monies and advances secured by this Mortgage and shall hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of improvement before using any part of the same for any other purpose.

     43.  STATUTORY INTERPRETATION. The covenants and conditions in this
Mortgage shall be construed as affording to Mortgagee rights additional to, and not exclusive of, the rights conferred under the provisions of New York Real
Property Law Sections 254, 271 and 272; provided Mortgagor shall have received notice required under the Indenture. The following provisions of New York Real
Property Law Section 254 shall, however, not apply to this Mortgage and the rights and obligations of the parties to this Mortgage: (1) subsection "4,"
covering the use and application of casualty or flood insurance proceeds; and
(2) the portion of subsection "4-a" that begins with the word "however" and continues to the end of the paragraph. Any inconsistency between this Mortgage and Real Property Law Section 254, 271 or 272 shall be resolved in favor of this
Mortgage.

     44.  POWER OF SALE. If an Event of Default has occurred and is continuing, then without limiting any other rights or remedies of Mortgagee, Mortgagee may, either with or without entry or taking possession of the Mortgaged Property as

                                       17

provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the Mortgaged Property or any part of it pursuant to any procedures provided by applicable law, including the procedures set forth in New
York Real Property Actions and Proceedings Law Article 14 (and any amendments or substitute statutes in regard thereto), and all estate, right, title, interest, claim, and demand therein, and right of redemption thereof, at one or more sales as an entirety, or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law.

     45.  MULTIPLE PARCELS. If the Mortgaged Property consists of multiple parcels, then in any sale of the Mortgaged Property pursuant to Mortgagee's exercise of its remedies after an Event of Default (including any judicial foreclosure sale under Real Property Actions and Proceedings Law Article 14), the multiple parcels shall be sold at one time and in a single sale, except to the extent that Mortgagee, in its sole absolute discretion, determines to sell any one or more of the parcel(s) separately. Any such separate sales may be made in whatever order Mortgagee determines in its sole and absolute discretion.
Mortgagee may, in its sole and absolute discretion, cause the entire Mortgaged
Property to be offered for sale as a single auction lot and may also cause bids to be solicited for individual parcels of the Mortgaged Property as separate auction lots in any order, but shall be under no obligation to proceed in either manner or the other. Mortgagor acknowledges that if Mortgagee sells multiple parcels individually, no fair value or deficiency hearing shall be required after each sale.

     46.  HEADINGS. The Section headings herein are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Sections.

     47.  DEFENSE OF CLAIMS. The Mortgagor shall promptly notify the Mortgagee in writing of the commencement of any legal proceedings affecting the
Mortgagor's title to the Mortgaged Property or the Mortgagee's Lien on or
security interest in the Mortgaged Property, or any part thereof, and shall take all such action, employing attorneys agreeable to the Mortgagee, as may be necessary to preserve the Mortgagor's and the Mortgagee's rights affected thereby. If the Mortgagor fails or refuses to adequately or vigorously, in the sole judgment of the Mortgagee, defend the Mortgagor's or the Mortgagee's rights to the Mortgaged Property, the Mortgagee may take such action on behalf of and in the name of the Mortgagor and at the Mortgagor's expense. All costs, expenses and attorneys' fees incurred by the Mortgagee (or its agents) pursuant to this
Section or in connection with the defense by the Mortgagee of any claims, demands or litigation relating to the Mortgagor, the Mortgaged Property or the transactions contemplated in this Mortgage shall be paid by the Mortgagor upon written demand, plus interest thereon from the date of the advance by the
Mortgagee until reimbursement of the Mortgagee at the Overdue Rate.

     48.  EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES
THAT IT HAS A DUTY TO READ THIS MORTGAGE; AND AGREES THAT IT IS CHARGED WITH
NOTICE AND KNOWLEDGE OF THE TERMS OF THIS MORTGAGE; THAT IT HAS IN FACT READ
THIS MORTGAGE AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE
TERMS, CONDITIONS AND EFFECTS OF THIS MORTGAGE; THAT IT HAS BEEN REPRESENTED BY

                                       18

INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING
ITS EXECUTION OF THIS MORTGAGE AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN
ENTERING INTO THIS MORTGAGE.

     49.  DEFINITIONS. Any capitalized term used in this Mortgage and not otherwise defined herein shall have the meaning assigned to such term in the
Collateral Agreements.

     50.  INCORPORATION BY REFERENCE. In connection with its appointment and acting hereunder, Mortgagee is entitled to all rights, privileges, benefits, protections, immunities and indemnities provided to it as trustee under the
Indenture.

             [NO FURTHER TEXT ON THIS PAGE; SIGNATURE PAGE FOLLOWS.]

                                       19

          IN WITNESS WHEREOF, this Mortgage has been duly executed by Mortgagor and its corporate seal has been duly affixed hereto.

                                      MONTICELLO RACEWAY
                                      MANAGEMENT, INC.,
                                      a New York corporation

                                      By: /s/ David P. Hanlon
                                         ---------------------------
                                         Name:  David P. Hanlon
                                         Title: President

This Mortgage Was Prepared By
And When Recorded Return to:

Mayer, Brown, Rowe & Maw LLP
1675 Broadway
New York, New York  10019
Attention:  Ronald S. Brody, Esq.

                                 ACKNOWLEDGMENTS

STATE OF NEW YORK    )
                     ): ss.
COUNTY OF SULLIVAN   )

On the 20th day of March, in the year 2006, before me, the undersigned, personally appeared David P. Hanlon, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Witness My Hand and Official Seal.

/s/ Donna J. Bradbury
----------------------------------
Signature

My Commission expires on September 3, 2009
                         -----------------

                                       21

                                    EXHIBIT A
                                       to
                                    Mortgage

                          DESCRIPTION OF THE OWNED LAND

                                 (see attached)